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                              PROSPECTUS SUPPLEMENT
                        PROTECTIVE LIFE INSURANCE COMPANY
      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
                        SUPPLEMENT DATED OCTOBER 1, 1997
                          PROSPECTUS DATED MAY 1, 1997


     THE FOLLOWING INFORMATION SUPPLEMENTS CERTAIN INFORMATION REGARDING THE CRI STRATEGIC GROWTH PORTFOLIO CONTAINED ON PAGES 12 AND 15 OF THE PROSPECTUS:

The shareholders of the CRI Strategic Growth Portfolio will be receiving a proxy statement to vote on the approval of, among other things, new investment objectives, policies and restrictions for the CRI Strategic Growth Portfolio, and a new Investment Advisory Agreement with the investment advisor, Calvert Asset Management Company, Inc., that will reflect a lower advisory fee. Please refer to the Fund prospectus dated April 30, 1997 and Supplement to the Fund prospectus dated September 10, 1997.


     THE FOLLOWING LANGUAGE IS ADDED TO THE LAST PARAGRAPH ON PAGE 51 UNDER THE SUB-HEADING ENTITLED "SALE OF THE POLICIES":

Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (i) directors, officers or employees of Protective Life or any of its affiliates, (ii) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.